                                                                 EXHIBIT (a)(2)
                             LETTER OF TRANSMITTAL
                       To Tender Shares of Common Stock
                       (Including the Associated Rights)

                                      of

                         Global Motorsport Group, Inc.
                       Pursuant to the Offer to Purchase
                              Dated July 13, 1998

                                      by

                         Global Motorsport Group, Inc.


           THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    NEW YORK CITY TIME, ON WEDNESDAY, AUGUST 12, 1998, UNLESS THE OFFER IS
                                   EXTENDED.

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

 By Mail, Hand or Overnight Delivery:        By Facsimile Transmission:
                                          (For Eligible Institutions Only)
            40 Wall Street
              46th Floor                           (718) 234-5001
       New York, New York 10005

                                            Confirm Receipt of Facsimile
                                                    by Telephone:

                                                   (718) 921-8200

  DELIVERY  OF THIS LETTER OF  TRANSMITTAL TO AN  ADDRESS OTHER THAN AS  SET
     FORTH  ABOVE WILL  NOT CONSTITUTE  A VALID  DELIVERY. YOU MUST  SIGN
        THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

   THE INSTRUCTIONS ACCOMPANYING  THIS LETTER OF  TRANSMITTAL SHOULD BE READ
        CAREFULLY  BEFORE  THIS  LETTER  OF  TRANSMITTAL  IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED

     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          SHARE CERTIFICATE(S) AND SHARES TENDERED
                  SHARE CERTIFICATE(S))                              (ATTACH ADDITIONAL LIST, IF NECESSARY)
--------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER OF
                                                            SHARE CERTIFICATE  SHARES EVIDENCED BY  NUMBER OF SHARES
                                                               NUMBER(S)*     SHARE CERTIFICATE(S)*    TENDERED**
                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------

                                                            --------------------------------------------------------
                                                             TOTAL SHARES:

-------------------------------------------------------------------------------
  * Need not be completed by stockholders delivering Shares by Book-Entry Transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "THE TENDER OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary. Stockholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders."

  Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date (as defined in "THE TENDER OFFER--Section 1. Terms of the Offer" of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedure set forth in "THE TENDER OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution: ________________________________________________

Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

Name(s) of Registered Holder(s): ______________________________________________

Window Ticket No. (if any): ___________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Institution which Guaranteed Delivery: ________________________________

Account Number (if delivered by Book-Entry Transfer): _________________________

Transaction Code Number: ______________________________________________________

[_]CHECK HERE IF YOU CANNOT LOCATE YOUR CERTIFICATE(S) AND REQUIRE ASSISTANCE
   IN REPLACING THEM. UPON RECEIPT OF NOTIFICATION BY THIS LETTER OF TRANSMITTAL, THE COMPANY'S STOCK TRANSFER AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

               BOXES ABOVE FOR USE BY ELIGIBLE INSTITUTIONS ONLY

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

  The undersigned hereby tenders to Global Motorsport Group, Inc., a Delaware corporation (the "Company"), the above-described shares of common stock, par value $.001 per share (the "Common Stock"), including the associated rights to purchase shares of Common Stock issued pursuant to the Rights Agreement between the Company and American Stock Transfer and Trust Company, dated as of November 13, 1996 (the "Rights" and, together with the Common Stock, the "Shares"), pursuant to the Company's offer to purchase 4,820,000 Shares at a price of $21.75 per share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Company's Offer to Purchase, dated July 13, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that the Company reserves the right to transfer or assign, in whole or in part from time to time, to any affiliate of the Company the right to purchase Shares tendered pursuant to the Offer.

  Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Distributions for cancellation and transfer on the Company's books and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and all Distributions and that, when the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, claims, charges and encumbrances, and the same will not be subject to any adverse claims. The undersigned shall, upon request, execute any signature guarantees or additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares and all Distributions. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Company any such Distributions issued to the undersigned, in respect of the tendered Shares, accompanied by documentation of transfer, and pending such remittance or appropriate assurance thereof, the Company shall be entitled to all rights and privileges as owner of any such Distributions and, subject to the terms of the Amended and Restated Merger Agreement, dated as of June 28, 1998, between the Company, Fremont Acquisition Company, LLC and GMS Acquisition Corp., may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Company, in its sole discretion.

  All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints Mark N. Williamson or Kevin R. Baker, and each of them, and any other designees of the Company, the attorneys and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's stockholders or otherwise act (including pursuant to written consent) in such manner as each such attorney and proxy or his or her substitute will in his or her sole discretion deem proper, to execute any written consent concerning any matter as each such attorney and proxy or his or her substitute will in his or her sole discretion deem proper with respect to, and to otherwise act with respect to, all the Shares tendered hereby that have been accepted for payment by the Company prior to the time any such vote or action is taken (and any and all Distributions issued or issuable in respect thereof) and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, the Company accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy is coupled with an interest in the tendered Shares, is irrevocable and is granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall revoke all prior powers of attorney and proxies given by the undersigned at any time with respect to such Shares, and no subsequent powers of attorney or proxies may be given by the undersigned (and, if given, shall not be deemed effective). The Company reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Company's acceptance for payment of such Shares, the Company must be able to exercise full voting and other rights with respect to such Shares, including voting at any stockholders meeting then scheduled.

  The undersigned understands that the valid tender of Shares to the Company pursuant to any one of the procedures described in "THE TENDER OFFER--Section
3. Procedure for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may not be required to accept for payment any of the tendered Shares. The Company's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment, in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased, and/or any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price of any Shares purchased, and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and mail said check and/or any certificates to, the person or persons so indicated. In the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with any Shares not accepted for payment. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.



     SPECIAL PAYMENT INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
                                            (See Instructions 1, 5, 6 and 7)
   (See Instructions 1, 5, 6 and 7)


                                          To be completed ONLY if the check
 To be completed ONLY if the check        for the purchase of Shares
 for the purchase price of Shares         purchased or Share Certificates
 purchased or Share Certificates          evidencing Shares not tendered or
 evidencing Shares not tendered or        not purchased are to be mailed to
 not purchased are to be issued in        someone other than the undersigned,
 the name of someone other than the       or to the undersigned at an address
 undersigned.                             other than that shown under
                                          "Description of Shares Tendered."


 Issue check and/or certificate(s)
 to:                                      Mail check and/or certificate(s) to:


 Name: ______________________________     Name: ______________________________
             Please Print                             Please Print

 Address: ___________________________
                                          Address: ___________________________


 ------------------------------------
                    Include Zip Code      ------------------------------------

                                                             Include Zip Code

 ------------------------------------
  Taxpayer Identification or Social       ------------------------------------
           Security Number

 (See Substitute Form W-9 on reverse
                side)

                                   IMPORTANT:
                            STOCKHOLDER(S) SIGN HERE

                (Please Complete Substitute Form W-9 on Reverse)

                    ----------------------------------------

                    ----------------------------------------
                           Signature(s) of Holder(s)

 Dated: ________________________________________________________________ , 1998

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 Name(s): _____________________________________________________________________

 ------------------------------------------------------------------------------
                                  Please Print

 Capacity: ____________________________________________________________________
                           Please Provide Full Title

 Address: _____________________________________________________________________
                                                               Include Zip Code

 Telephone No.: _______________________________________________________________
                               Include Area Code
 Taxpayer Identification or
 Social Security Number: ______________________________________________________
                    See Substitute Form W-9 on Reverse Side

                           GUARANTEE OF SIGNATURE(S)

                    (If Required--See Instructions 1 and 5)

 SPACE BELOW IS FOR USE BY FINANCIAL INSTITUTIONS ONLY. FINANCIAL
 INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE PROVIDED BELOW.

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each an "Eligible Institution," and collectively, "Eligible Institutions"). No signature guarantee is required on this Letter of Transmittal (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" in this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in "THE TENDER OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. For Shares to be validly tendered pursuant to the Offer, either (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message (as defined in "THE TENDER OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase), and any other required documents, must be received by the Depositary at the Depositary's address set forth above prior to the Expiration Date (as defined in the "THE TENDER OFFER--Section 1. Terms of the Offer" of the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at such address or such Shares must be delivered pursuant to the procedures for book-entry transfer (and a Book Entry Confirmation received by the Depositary), in each case, prior to the Expiration Date, or (ii) the tendering stockholder must comply with the guaranteed delivery procedure set forth below.

  Stockholders whose Share Certificates are not immediately available or who cannot complete the procedures for book-entry transfer on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, may tender their Shares pursuant to the guaranteed delivery procedure set forth in "THE TENDER OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (or facsimile thereof), must be received by the Depositary prior to the Expiration Date and (iii) the certificates for (or a Book-Entry Confirmation with respect to) such Shares, together with this properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents are received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "THE TENDER OFFER--Section 3. Procedure for Tendering Shares" of the Offer to Purchase. The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

  THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARE CERTIFICATES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule attached hereto.

  4. Partial Tenders. If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered, fill in the number of Shares which are to be tendered in the column captioned "Number of Shares Tendered" in the box entitled "Description of Shares Tendered." In such case, new Share Certificate(s) for the remainder of the Shares that were evidenced by the Share Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) evidencing such shares without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the Shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, the certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificates. Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay, or cause to be paid, any stock transfer taxes with respect to the transfer and sale of Shares to it or its assignee pursuant to the Offer. If, however, payment of the purchase price of any Shares is to be made to, or if Share Certificates evidencing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered holder(s), or if tendered Shares Certificates are registered in the name of a person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person or otherwise) payable on the account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or Share Certificates not accepted for payment are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Share Certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse side of this Letter of Transmittal should be completed. Any stockholder tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility.

  8. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase and subject to the consent of Purchaser, the Company reserves the absolute right, in its sole discretion, to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

  9. Substitute Form W-9. The tendering stockholder (or other payee) is required, unless an exemption applies, to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or U.S. federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify under penalties of perjury, that such number is correct and that the stockholder (or other payee) is not subject to backup withholding. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9 before signing such Form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the tendering stockholder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding tax at a rate of 31%. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number set forth below such form. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all such payments payable to such stockholder until a TIN is provided to the Depositary.

  10. Lost or Destroyed Certificates. If any Share Certificate(s) has (have) been lost or destroyed, the stockholder should check the appropriate box on the reverse side of the Letter of Transmittal. The Company's stock transfer agent will then instruct such stockholder as to the procedure to be followed in order to replace the Share Certificate(s). The stockholder will have to post a surety bond of approximately 2% of the current market value of the stock. This Letter of Transmittal and related documents cannot be processed until procedures for replacing lost or destroyed Share Certificates have been followed.

  11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the location and telephone numbers set forth below.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND SHARE CERTIFICATES, OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY (OR A FACSIMILE COPY THEREOF) MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a stockholder surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with his or her correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his or her TIN is such stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the tendering stockholder (or other payee) pursuant to the Offer may be subject to backup withholding tax at a rate of 31% of all payments of the purchase price.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Depositary. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (2) that the stockholder is not subject to backup withholding because (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price payable to such stockholder until a TIN is provided to the Depositary.

            PAYER'S NAME: AMERICAN STOCK TRANSFER AND TRUST COMPANY
-------------------------------------------------------------------------------
                       PART I--Taxpayer                Social Security Number
 SUBSTITUTE            Identification Number--For                OR
  FORM W-9             all accounts, enter your       ________________________
                       TIN in the box at right.       Employer Identification
                       (For most individuals, this             Number
 Department of         is your social security
 the Treasury          number. If you do not have
 Internal              a TIN, see Obtaining a          (If awaiting TIN write
 Revenue               Number in the enclosed              "Applied For")
 Service               Guidelines.) Certify by
                       signing and dating below.
                       Note: If the account is in
 PAYER'S REQUEST       more than one name, see the
 FOR TAXPAYER          chart in the enclosed
 IDENTIFICATION        Guidelines to determine
 NUMBER (TIN)          which number to give the
                       payer.
                      ---------------------------------------------------------
                       PART II--For Payees Exempt from backup Withholding,
                       see the enclosed Guidelines and complete as instructed
                       therein.
-------------------------------------------------------------------------------
 CERTIFICATION--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------
 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
 OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
 SIGNATURE ________________________________________________________ DATE , 1998


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I CERTIFY UNDER THE PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
 (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

 SIGNATURE: _______________________________________  DATE: __________________

  Questions and requests for assistance or additional copies of the Offer to Purchase, Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the location and telephone numbers set forth below:

                    The Information Agent for the Offer is:

                                      LOGO
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                         CALL TOLL-FREE (800) 322-2885


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